UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2021

ALEXION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts 02210
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (475) 230-2596

Not Applicable
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

Please see the disclosure relating to the estimated revenue for Alexion Pharmaceuticals, Inc. (“Alexion” or the “Company”) for the fiscal year ended December 31, 2020 set forth under Item 7.01 “Regulation FD Disclosure” of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

Alexion will participate in the 39th Annual J.P. Morgan Healthcare Conference. Alexion Chief Financial Officer, Aradhana Sarin, will make a presentation on Tuesday, January 12, 2021 at 7:30 a.m. ET using the slides furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Conference Presentation”) and incorporated herein by reference.  Dr. Sarin’s presentation will be a virtual presentation. The presentation will be webcast live and will be available at http://ir.alexion.com by clicking on an available link.

In addition, on January 12, 2020, Alexion issued a press release setting forth certain highlights of the Company’s commercial, clinical and financial progress that are set forth in the Conference Presentation.  This press release states that the Company expects to exceed the high end of the Company’s 2020 revenue guidance of $5.9 billion to $5.95 billion that was previously provided by the Company in connection with its third quarter 2020 financial results.  A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

The information in this Current Report on Form 8-K and the attached Conference Presentation that we expect will be utilized at the 39th Annual J.P. Morgan Healthcare Conference, and the information set forth therein, is being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section. Nor shall such documents or information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing unless specifically stated so therein.

Additional Information and Where to Find It

In connection with the proposed transaction, AstraZeneca PLC (“AstraZeneca”) intends to file with the SEC a registration statement on Form F-4 that will include a proxy statement of Alexion and that also constitutes a prospectus of AstraZeneca.  Each of Alexion and AstraZeneca may also file other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) regarding the proposed transaction.  This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Alexion or AstraZeneca may file with the SEC.  The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Alexion.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Alexion, AstraZeneca and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Alexion will be available free of charge on Alexion’s website at http://www.alexion.com or by contacting Alexion’s Investor Relations Department by email at InvestorRelations@alexion.com.  Copies of the documents filed with the SEC by AstraZeneca will be available free of charge on AstraZeneca’s website at https://www.astrazeneca.com/investor-relations.html or by contacting AstraZeneca’s Investor Relations department by email at global-mediateam@astrazeneca.com.

Participants in the Solicitation

Alexion, AstraZeneca, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Alexion’s stockholders in connection with the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Alexion stockholders in connection with the proposed mergers, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.  Information about Alexion’s directors and executive officers is available in Alexion’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020, Alexion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 4, 2020, and other documents subsequently filed by Alexion with the SEC.  Information about AstraZeneca’s directors and executive officers is available in AstraZeneca’s Form 20-F filed with the SEC on March 3, 2020, and other documents subsequently filed by AstraZeneca with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Alexion’s and AstraZeneca’s control.  Statements in this communication regarding Alexion, AstraZeneca and the combined company that are forward-looking, including projections as to the expected revenue for Alexion for the fiscal year ended December 31, 2020, anticipated benefits of the proposed transaction, the impact of the proposed transaction on Alexion’s and AstraZeneca’s businesses and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Alexion’s and AstraZeneca’s control.  These factors include, among other things, market factors, completion of the audit of Alexion’s fiscal year 2020 financial results, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter.  Additional information concerning these risks, uncertainties and assumptions can be found in Alexion’s and AstraZeneca’s respective filings with the SEC, including the risk factors discussed in Alexion’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q, in AstraZeneca’s most recent Annual Report on Form 20-F and in each company’s future filings with the SEC.  Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that:  a condition to the closing the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; AstraZeneca is unable to achieve the synergies and value creation contemplated by the proposed acquisition; AstraZeneca is unable to promptly and effectively integrate Alexion’ s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Alexion, AstraZeneca or the combined company; Alexion, AstraZeneca or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Alexion or AstraZeneca or on Alexion’s or AstraZeneca’s operating results.  No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Alexion or AstraZeneca.  Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Alexion or AstraZeneca, AstraZeneca’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction.  You are cautioned not to rely on Alexion’s and AstraZeneca’s forward-looking statements.  These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements.  Neither Alexion nor AstraZeneca assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Corporate Presentation used at the 39th Annual J.P. Morgan Healthcare Conference on January 12, 2021
99.2	Press Release dated January 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2021	ALEXION PHARMACEUTICALS, INC.

	By:	/s/ Douglas Barry
Name: Douglas Barry
Title: Vice President, Corporate Law